Exhibit 99.t

ABX Longevity Growth and Income Fund (the “Fund”)

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Jesse Schalk, hereby constitute and appoint Messrs. Jay J. Jackson and William H. McCauley, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of ABX Longevity Growth and Income Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated April 17, 2026

/s/ Jesse Schalk
Jesse Schalk

ABX Longevity Growth and Income Fund (the “Fund”)

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, George Getz, hereby constitute and appoint Messrs. Jay J. Jackson and William H. McCauley, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of ABX Longevity Growth and Income Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated April 17, 2026

/s/ George Getz
George Getz

ABX Longevity Growth and Income Fund (the “Fund”)

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Dana Darlington, hereby constitute and appoint Messrs. Jay J. Jackson and William H. McCauley, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of ABX Longevity Growth and Income Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated April 17, 2026

/s/ Dana Darlington
Dana Darlington